EXHIBIT 23.1

                        CONSENT OF INDEPENDENT REGISTERED
                        ---------------------------------
                             PUBLIC ACCOUNTING FIRM
                             ----------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 (No. 333-113757) of our report dated September 25, 2003 relating to the financial statements which appears in Southern Union Company's Annual Report on Form 10-K for the year ended June 30, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

Houston, Texas
June 25, 2004